                                                                    Exhibit 99.1
                              SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT (this "Agreement") is made and entered into as of May 28, 2003 by and among: (i) Celeritek, Inc., a California corporation (the "Company"), (ii) the Celeritek Shareholder Protective Committee ("Committee"), (iii) the persons and entities listed on the signature pages hereto (together with the Committee, the "Committee Parties"), (iv) and with respect to paragraphs (b), (c), (d), (e), (h) and (i) of Section 3.1 only, the Existing Directors and the Unaffiliated Director (as defined herein). Capitalized terms used herein but not immediately defined shall have the respective meanings ascribed thereto in Article VII hereof. The Company and the Committee Parties are sometimes referred to herein collectively as the "parties."

                                    RECITALS

         A. The Committee has requested that the Company call a special meeting of the Company's shareholders (the "Special Meeting") to consider and vote on a proposal to remove all of the current members of the Company's board of directors and a proposal to elect six new directors nominated by the Committee (the "Proposals"). The Special Meeting was previously scheduled for 10:00 a.m., local time, on Monday, May 19, 2003, at the Four Points Sheraton, 1250 Lakeside Drive, Sunnyvale, California 94086.

         B. In connection with the Special Meeting, the Committee was soliciting proxies in favor of the Proposals, and the Company was soliciting proxies against the Proposals.

         C. On May 18, 2003, the Company and the Committee Parties agreed to settle their disputes with respect to the Proposals, and executed a letter agreement setting forth the material terms of such settlement (the "Letter Agreement"). Pursuant to the Letter Agreement, the parties agreed, among other things, to postpone the Special Meeting until 10:00 a.m., local time, on Wednesday, May 28, 2003, to permit the parties to finalize and execute this Agreement.

         D. The Company and the Committee Parties have determined that it is in the best interest of the Company's shareholders to resolve their dispute with respect to the Special Meeting and the composition of the Company's board of directors (the "Company Board"), as contemplated by the Letter Agreement and on the terms and subject to the conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises, as well as the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

                                   ARTICLE I
             WITHDRAWAL OF PROPOSALS; CANCELATION OF SPECIAL MEETING

         1.1 Withdrawal of Proposals. The Committee Parties hereby irrevocably withdraw the Proposals and hereby irrevocably withdraw the request that the Company call and hold the Special Meeting to consider and vote upon the Proposals.

         1.2 Cancellation of Special Meeting. The Special Meeting is hereby cancelled, and the Company shall take all action necessary or appropriate to notify the Company's shareholders of such cancellation.

         1.3 Withdrawal of Annual Meeting Proposals. The Committee Parties hereby irrevocably withdraw the two shareholder proposals submitted to the Company by certain of the Committee Parties in connection with the 2003 annual meeting of shareholders (i.e., the proposal submitted by Lloyd Miller by letter dated February 19, 2003 regarding an amendment to the Company's bylaws separating the positions of chairman of the board and president and requiring the chairman of the board to be an outside director, and the proposal submitted by Bricoleur Capital Management LLC by letter dated February 19, 2003 regarding redemption of the rights described in the Rights Agreement, dated as of March 25, 1999, entered into between the Company and BankBoston, N.A.), and the Committee Parties shall take all action necessary or appropriate to notify the Securities and Exchange Commission of the withdrawal of such proposals.

                                   ARTICLE II
                            BOARD COMPOSITION RIGHTS

         2.1 Appointment of Directors. The Company has taken all appropriate action and the Company Board has adopted, and delivered to the Committee certified copies of, resolutions, which will be effective as of the execution and delivery of this Agreement by all parties (the "Effective Time"), to provide for the following: (i) the amendment to the Company's bylaws fixing the exact number of directors of the Company at seven (7); (ii) accepting the resignation (copies of which have been delivered to the Committee) of William D. Rasdal, Thomas W. Hubbs and Donald Clyde Cox from the Company Board; (iii) the appointment of Bryant R. Riley, Lloyd I. Miller and Michael Targoff as directors of the Company (each, a "Committee Director" and together, the "Committee Directors"), each to serve until the next annual meeting of the Company's shareholders and until his successor is duly elected and qualified; (iv) the appointment of J. Michael Gullard as a director of the Company (the "Unaffiliated Director"), to serve until the next annual meeting of the Company's shareholders and until his successor is duly elected and qualified. For the elimination of doubt, and pursuant to the foregoing sentence, as of the Effective Time, the Company Board shall consist of the following seven (7) directors: Tamer Husseini, Robert J. Gallagher, Charles P. Waite, Bryant R. Riley, Lloyd I. Miller, Michael Targoff and J. Michael Gullard (collectively, the "Continuing Directors"). Messrs. Husseini, Gallagher and Waite are sometimes referred to herein as the "Existing Directors."

         2.2 Re-Nomination of Directors.

            (a) The Company shall take all action necessary to ensure that the Continuing Directors are nominated and elected as directors of the Company at the 2003 annual meeting of the Company's shareholders, each to serve until the next annual meeting of the Company's shareholders and his successor is duly elected and qualified. In furtherance of the foregoing: (i) in connection with the 2003 annual meeting of the Company's shareholders, the Company Board shall recommend that the Company's shareholders vote to elect, as directors of the Company, the Committee Directors, the Existing Directors and the Unaffiliated Director; (ii) the Company shall include the foregoing recommendation in its proxy materials for the 2003 annual meeting of the Company's shareholders and
(iii) the Company's form of proxy shall solicit authority to vote for the Continuing Directors and no other persons.

            (b) If, at any time prior to the 2004 annual meeting of shareholders, one or more of the Continuing Directors resigns, leaves the Company Board for any reason or is unwilling to be reelected at the 2003 annual meeting of shareholders, the following procedures shall apply:

               (i) if a Committee Director(s) resigns, leaves the Company Board for any reason or is unwilling to be reelected at the 2003 annual meeting of shareholders, then the remaining Committee Directors shall designate a replacement director(s) reasonably acceptable to the Company Board;

               (ii) if an Existing Director(s) resigns, leaves the Company Board for any reason or is unwilling to be reelected at the 2003 annual meeting of shareholders, then the remaining Existing Directors shall designate a replacement director(s) reasonably acceptable to the Company Board;

               (iii) if the Unaffiliated Director resigns, leaves the Company Board for any reason or is unwilling to be reelected at the 2003 annual meeting of shareholders, then all remaining directors shall select another director who is unaffiliated with either the Company or the Committee Parties.

            (c) References in this Agreement to "Committee Directors," "Existing Directors" and the "Unaffiliated Director" shall include those directors nominated or elected to the Company Board pursuant to the mechanism set forth in
Section 2.2(b).

         2.3 Appointment of Board Committee Members. The Company has taken all appropriate action and the Company Board has adopted, and delivered to the Committee certified copies of, resolutions, which will be effective as of the Effective Time, that provide for the appointment of at least one (1) Committee Director to each of the committees of the Company Board, which in the case of the audit committee, shall be Bryant R. Riley, provided that he is qualified to serve on such committee under all applicable legal requirements. At all times during the Standstill Period, the Company shall take all appropriate action to ensure that at least one (1) Committee Director is a member of each of the committees of the Company

Board and that Bryant R. Riley is a member of the audit committee provided he is willing to serve and meets the requirements referred to in the preceding sentence.

         2.4 Creation of Strategy Committee. The Company has taken all appropriate action and the Company Board has adopted, and delivered to the Committee certified copies of, resolutions, which will be effective as of the Effective Time, to provide for the following: (i) the creation of a committee of the Company Board to explore strategic alternatives available to the Company (including, without limitation, repurchasing shares of Company common stock through an open market repurchase program, a self tender or otherwise) and to make recommendations to the Board in respect thereof (the "Strategy Committee"), it being understood and hereby agreed that the Strategy Committee shall not have any delegated authority to take any action for or on behalf of the Company or the Company Board without specific authorization from the Company Board; and
(ii) the appointment to the Strategy Committee of all Continuing Directors other than any Continuing Director(s) employed by the Company.

         2.5 Expiration of Board Rights.

            (a) At any time after the Effective Time, in the event that the members of the Committee Parties and their respective Affiliates hold of record or beneficially, in the aggregate:

               (i) less than 50% of the Committee Shares, one Committee Director (as chosen by Committee Directors) shall resign from the Company Board (unless a majority of the Existing Directors agree to waive the provisions of this clause);

               (ii) less than 25% of the Committee Shares, a second Committee Director (as chosen by Committee Directors) shall resign from the Company Board (unless a majority of the Existing Directors agree to waive the provisions of this clause); and

               (iii) less than 10% of the Committee Shares, the remaining Committee Director shall resign from the Company Board (unless a majority of the Existing Directors agree to waive the provisions of this clause).

            (b) Neither the Company nor the Company Board shall have any obligation to nominate, or to recommend that the Company's shareholders vote to elect, any Committee Director (or any Continuing Director) to the Company Board in connection with the solicitation of proxies for the Company's 2004 annual meeting of shareholders. The rights of the Committee Parties under Section 2.1 through Section 2.4 shall immediately and automatically terminate and be of no further force or effect, without any action on the part of the Company, the Company Board, the Committee Parties (or any of the foregoing), upon the date and time at which the Company convenes the 2004 annual meeting of the Company's shareholders. The Company acknowledges that upon any notice to the Committee or any Committee Director that the Company will not nominate the Committee Directors and the Unaffiliated Director for election at the Company's 2004 annual meeting, the Committee shall be free to seek to elect directors to the Company's Board of Directors as provided in Section 3(j).


                                   ARTICLE III
                       STANDSTILL AND TRANSFER AGREEMENTS

         3.1 Standstill Agreement.

            (a) Commencing with the execution and delivery hereof and continuing until the 2004 annual meeting of the Company's shareholders is permanently adjourned (the "Standstill Period"), none of the Committee Parties shall, nor shall any of the Committee Parties permit any of their respective Affiliates to, nor shall any of the Committee Parties act in concert with (or permit any of their respective Affiliates to act in concert with) any person to (i) directly or indirectly acquire, offer to acquire or agree to acquire, by purchase, tender offer, exchange offer or other offer or proposal (whether oral or written) to acquire Voting Stock or otherwise, beneficial ownership of any Voting Stock other than the Committee Shares, or (ii) encourage or assist in any manner any other person to directly or indirectly acquire, offer to acquire or agree to acquire, by purchase, tender offer, exchange offer or other offer or proposal (whether oral or written) to acquire Voting Stock or otherwise, beneficial ownership of any Voting Stock; provided, however, that the foregoing shall not restrict or otherwise limit the right of (A) any Committee Director to acquire shares of Voting Stock (or options to acquire shares of Voting Stock) pursuant to the compensation arrangements provided to Continuing Directors in their capacity as directors of the Company, (B) Michael Targoff to acquire shares of Voting Stock at any time when it is appropriate for directors of the Company to make such purchases, provided that Mr. Targoff is a director of the Company at the time of any such purchase, or (C) B. Riley & Co. from making unsolicited trades in Voting Stock on behalf of its customers, or from continuing to act as a market maker in Company stock, so long as Bryant Riley is isolated from such activities.

            (b) During the Standstill Period, none of the Committee Parties or the Continuing Directors shall, nor shall any of the Committee Parties or the Continuing Directors permit any of their respective Affiliates to, nor shall any of the Committee Parties or the Continuing Directors act in concert with (or permit any of their respective Affiliates to act in concert with) any person to, join a 13D Group, or otherwise act in concert with any person for the purpose of acquiring, holding, voting or disposing of Voting Stock, or for purposes of circumventing or avoiding any of the terms or provisions of this Agreement, or encourage any other person to take any of the foregoing actions, advise or assist any person with respect to any of the foregoing actions, or otherwise participate in, endorse or facilitate any of the foregoing actions.

            (c) During the Standstill Period, none of the Committee Parties or the Continuing Directors shall, nor shall any of the Committee Parties or the Continuing Directors permit any of their respective Affiliates to, nor shall any of the Committee Parties or the Continuing Directors act in concert with (or permit any of their respective Affiliates to act in concert with) any person to
(i) submit, encourage any other person to submit, advise or assist any person with respect to the submission of, or otherwise participate in, endorse or facilitate any nominations or proposals to the Company or to the holders of any Voting Stock for consideration by the holders of Voting Stock at any annual or special meeting of the Company's shareholders or in any action to be taken by written consent pursuant to the Company's charter or bylaws, Rule 14a-3 promulgated under the Exchange Act, the provisions of any documents governing the terms of any such Voting Stock or governing the rights of any holders thereof, or otherwise, (ii) take any action to call or request that the Company call, or encourage any other person to call or request that the Company call, advise or assist any person with respect to calling or requesting that the Company call, or otherwise participate in, endorse or facilitate the calling of or any request that the Company call, an annual or special meeting of the Company's shareholders, (iii) solicit, encourage any other person to solicit, advise or assist any person with respect to the solicitation of, or otherwise participate in, endorse or facilitate any solicitation of, proxies or consents with respect to any Voting Stock (A) with respect to any matter submitted or to be submitted for the consideration and approval of the Company's shareholders at any annual or special meeting of the Company's shareholders or by written consent, including, without limitation, with respect to the election of directors in opposition to the director nominees recommended by the Company Board or otherwise for purposes of influencing or acquiring control of the Company Board or management of the Company, or (B) for the purpose of calling a special meeting of the Company's shareholders, or (iv) advise, influence or seek to advise or influence any person with respect to the voting of any Voting Stock.

            (d) During the Standstill Period, none of the Committee Parties or the Continuing Directors shall, nor shall any of the Committee Parties or the Continuing Directors permit any of their respective Affiliates to, nor shall any of the Committee Parties or the Continuing Directors act in concert with (or permit any of their respective Affiliates to act in concert with) any person to, engage in or offer, agree or propose to engage in, encourage any other person to engage in or offer, agree or propose to engage in, advise or assist any person with respect to engaging in or offering or proposing to engage in, or otherwise directly or indirectly participate in, endorse or facilitate any offer or proposal (including, without limitation, by (A) seeking or otherwise soliciting interest, (B) providing or arranging for financing, (C) providing for or arranging the sale of Voting Stock (by any of the Committee Parties or the Continuing Directors or otherwise), (D) making any offer or proposal to the Company Board or Company management (or any of them), (E) formulating a plan or proposal, or (F) making any public statement or announcement, offer, proposal or filing) regarding (i) any form of business combination transaction involving the Company, including, without limitation, a merger, consolidation, acquisition of Voting Stock by tender or exchange offer or otherwise, acquisition of assets or otherwise, (ii) any liquidation, dissolution or winding up of the Company, or
(iii) any recapitalization, restructuring, reorganization or other similar transaction involving the Company.

            (e) During the Standstill Period, none of the Committee Parties or the Continuing Directors shall, nor shall any of the Committee Parties or the Continuing Directors permit any of their respective Affiliates to, nor shall any of the Committee Parties or the Continuing Directors act in concert with (or permit any of their respective Affiliates to act in concert with) any person to,
(i) change the composition of the Company Board, (ii) remove any directors from the Company Board, or (iii) increase the size of the Company Board, or

(iv) fill any vacancies on the Company Board, except in any manner permitted by this Agreement.

            (f) During the Standstill Period, none of the Committee Parties shall, nor shall any of the Committee Parties permit any of their respective Affiliates to, nor shall any of the Committee Parties act in concert with (or permit any of their respective Affiliates to act in concert with) any person to, deposit any Voting Stock in a voting trust or subject any Voting Stock to any arrangement or agreement with any person with respect to the voting of such Voting Stock.

            (g) During the Standstill Period, none of the Committee Parties shall, nor shall any of the Committee Parties permit any of their respective Affiliates to, nor shall any of the Committee Parties act in concert with (or permit any of their respective Affiliates to act in concert with) any person to (other than through communications with members of the Company Board) (i) seek to become involved in the business, management or operations of the Company,
(ii) publicly disclose any intent, purpose, plan or proposal with respect to the Company, the Company Board, Company management or the policies or affairs of the Company, (iii) take any action that would require the Company to make any public disclosure relating to any such intent, purpose, plan or proposal, or (iv) request or otherwise seek a waiver of any provision of this Agreement.

            (h) During the Standstill Period, none of the Committee Parties shall, nor shall any of the Committee Parties permit any of their respective Affiliates to, assist, advise, encourage, facilitate or enter into any agreement, arrangement or other understanding to assist or advise, any person in taking any of the actions described in paragraphs (a) through (g) of this
Section 3.1. During the Standstill Period, none of the Continuing Directors shall, nor shall any of the Continuing Directors permit any of their respective Affiliates to, assist, advise, encourage, facilitate or enter into any agreement, arrangement or other understanding to assist or advise, any person in taking any of the actions described in paragraphs (b), (c), (d) or (e) of this
Section 3.1.

            (i) Notwithstanding the foregoing, none of the restrictions specified in paragraphs (a) through (h) of this Section 3.1 shall be deemed to:

               (i) restrict the authority or right of any of the Continuing Directors to take any action that they are required to take in order to fulfill their fiduciary duties to the Company and its shareholders;

               (ii) restrict the authority or activities of any of the Continuing Directors when acting in their capacity as a director of the Company or as an officer of the Company, if and when elected as an officer (except that they shall vote for the nomination of the Continuing Directors in accordance with the terms of this Agreement); or

               (iii) require any Continuing Director to vote, or refrain from voting, on any matter as they deem appropriate and in the best interests of the Company and its shareholders.

            (j) Notwithstanding any restrictions in other parts of this Agreement, if the Company fails to nominate all Committee Directors and/or the Unaffiliated Director for election at the Company's 2004 annual meeting, or nominates such persons but also nominates other persons and solicits votes or proxies only in favor of such other persons or otherwise seeks to elect others to serve as directors instead of the Committee Directors and/or the Unaffiliated Director, then

               (i) the Committee Members and their affiliates may form a group and act in concert with others to nominate, solicit proxies for and elect directors of the Committee's choosing despite Section 3.1(b);

               (ii) the Company agrees that the Committee shall have thirty (30) days following notice that the Company will not nominate all Committee Members and the Unaffiliated Director for election at the 2004 annual meeting, or will solicit proxies or votes against their election, in which to nominate persons chosen by the Committee, notwithstanding any notice requirements or other restrictions in the Company's bylaws;

               (iii) the restrictions in Section 3.1(e), Section 3.1(f) and
Section 3.1(g) shall terminate, and the provisions and restrictions in Section 3.1(c), Section 3.1(d) and Section 3.1(h) shall terminate as they relate to elections of directors and the composition of the Company's board of directors or the other actions covered by the terminated sections;

               (iv) the restrictions in Section 4.1 and Section 4.2 shall terminate; and

               (v) the restrictions in Section 5.2 and Section 5.3 shall terminate.

         3.2 Transfer Agreements. During the Standstill Period, the Committee Parties shall not, nor shall any of the Committee Parties permit any of their respective Affiliates to, directly or indirectly, sell, transfer, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, transfer the economic risk of ownership of, tender pursuant to a tender or exchange offer, or otherwise dispose of (each, a "Transfer"), any Voting Stock except in accordance with this Section 3.2. Any attempted Transfer that is not made in compliance with this Section 3.2 shall be null and void ab initio.

            (a) Company Right of First Refusal.

               (i) The Committee Party or Affiliate, as the case may be, proposing to Transfer any shares of Voting Stock shall (i) deliver to the Company a written notice (the "Transfer Notice") stating (A) the bona fide intention of such Committee Party or Affiliate, as the case may be, to Transfer such shares of Voting Stock (the "Offered Shares"), (B) the name of each proposed purchaser or other transferee, if then known (each, a "Proposed Transferee"), (C) the number of Offered Shares to be Transferred to each such Proposed Transferee, and (D) the bona fide cash price or other consideration for which such Committee Party or Affiliate, as the case may be, proposes to Transfer the Offered Shares (the "Offered

Price"), and (ii) offer the Offered Shares at the Offered Price to the Company on the terms and subject to the same conditions set forth in the Transfer Notice.

               (ii) At any time within ten (10) calendar days following the date upon which the Company receives a Transfer Notice (the "Exercise Period"), the Company may, by giving written notice to the Committee Party or Affiliate proposing to Transfer such Offered Shares elect to purchase all or any portion of the Offered Shares at a purchase price equal to the Offered Price (the "ROFR Purchase Price"). If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company Board and the Committee Party or Affiliate proposing to Transfer such Offered Shares in good faith. The Company shall pay the ROFR Purchase Price within fifteen (15) calendar days after the end of the Exercise Period. The Company may pay the ROFR Purchase Price, at the option of the Company, (i) in cash (by check or wire transfer), (ii) by cancellation of all or a portion of any outstanding indebtedness of the Committee Party or Affiliate proposing to Transfer such Offered Shares to the Company, if any, or (iii) by any combination thereof. The sale shall constitute a representation and warranty by the Committee Party or Affiliate proposing to Transfer such Offered Shares that the Offered Shares are being sold are free and clear of all liens and encumbrances of any kind or nature whatsoever.

               (iii) In the event that the Company shall purchase less than all of the Offered Shares proposed in any Transfer Notice prior to the applicable Exercise Period, then the Committee Party or Affiliate proposing to Transfer such Offered Shares may Transfer the remaining Offered Shares at the Offered Price or at a higher price, provided that such Transfer (i) is completed within forty five (45) calendar days after the end of the Exercise Period, (ii) is in accordance with all the terms of this Agreement and all other agreements between the Company, on the one hand, and the Committee Parties, on the other hand, and
(iii) is effected in accordance with any applicable securities laws. If the Offered Shares described in any Transfer Notice are not Transferred within such forty five (45) calendar day period, then any Committee Party or Affiliate thereof thereafter proposing a new Transfer of such Offered Shares shall be required to comply with the provisions of this Section 3.2 in respect of such new Transfer.

            (b) Permitted Transfers. Notwithstanding anything to the contrary contained in this Section 3.2, the provisions of this Section 3.2 shall not apply to:

               (i) any Transfer of Voting Stock by any Committee Party to an Affiliate of such Committee Party or to another Committee Party or one of its Affiliates, provided that (A) the transferee delivers to the Company a signed statement in writing whereby such transferee expressly agrees to receive and hold such Voting Stock subject to all of the terms and provisions of this Agreement, and (B) if such transferee ceases at any time after any such Transfer to be a Committee Party or an Affiliate of a Committee Party, all such Voting Stock shall be offered to the Company at the transfer price subject to Section 3.2(a) or transferred back to the original transferor that is a signatory hereto;

               (ii) any open market sale of Voting Stock effected through a broker transaction, provided, however, that tendering Voting Stock into a tender or exchange offer shall not constitute an open market sale transaction for purposes of this Section 3.2; and

               (iii) the tendering of any shares of Voting Stock into a tender or exchange offer in respect of shares of Voting Stock that includes an offer price that reflects at least a 20% premium to the average closing price of Company common stock during the 20-consecutive trading days ending on the trading day immediately prior to public announcement of such tender or exchange offer.

         3.3 Notification of Change in Beneficial Ownership. The Committee Parties shall notify the Company in writing of any proposed change in beneficial ownership of Voting Stock by the Committee Parties or any of their respective Affiliates at least three (3) business days prior to such change or any commitment to make such change, including, without limitation, the name of the transferee and the material terms of such change.

                                   ARTICLE IV
                                VOTING AGREEMENTS

         4.1 Agreement to Vote Shares. During the Standstill Period, at every annual or special meeting of the Company's shareholders called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the Company's shareholders with respect to any of the following, the Committee Parties shall, and shall cause their respective Affiliates to, vote or deliver a proxy in respect of all of shares of Voting Stock beneficially owned by such Committee Parties and their respective Affiliates:

            (a) in favor of any slate of director nominees that is proposed by the Company Board to be elected by the Company's shareholders, provided that the slate of director nominees supported by the Company Board includes the Committee Directors; and

            (b) against any slate of director nominees that is opposed by the Company Board to be elected by the Company's shareholders, provided that the slate of director nominees supported by the Company Board includes the Committee Directors.

         4.2 Voting Agreement. During the Standstill Period, the Committee Parties shall not, and shall cause their respective Affiliates to not, enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Article IV.

                                   ARTICLE V
                              ADDITIONAL AGREEMENTS

         5.1 Confidentiality. The Committee Parties and the Committee Directors
(i) shall keep confidential all information about the Company, including, without limitations, its business, operations, plans, strategies, financial condition, results of operations and prospects (collectively, "Confidential Information") that becomes available to the Committee Directors in their capacities as directors of the Company or as otherwise discussed by the Company Board, and shall not disclose or reveal any such Confidential Information to any third party; and (ii) shall not use any such Confidential Information to contest any action taken, or determination made, by the Company Board; provided, however, that the foregoing shall not restrict the authority or right of any of the Continuing Directors to take any action that they are required to take in order to fulfill their fiduciary duties to the Company and its shareholders. Each of the Continuing Directors shall execute a separate agreement affirming the foregoing obligation.

         5.2 Public Disclosure

            (a) Without the prior consent of the Existing Directors, which consent shall not be unreasonably withheld or delayed, the Committee Parties shall not, and shall not permit any of their respective Affiliates or Agents to, issue any press release, make any other public statement or announcement to any third party or disclose any information in any document filed with any government authority, in any such case regarding (i) the Special Meeting, the solicitation of proxies in connection therewith, the Letter Agreement or this Agreement or (ii) other than in the ordinary course of business, the Company, the Company Board (or any members thereof), members of Company management (or any members thereof), in any case except as may be required by law or any listing agreement with a national securities exchange or with Nasdaq, in which case the Committee Parties, or their respective Affiliates or Agents, as the case may be, shall consult with the Company, prior to making any such statement or filing any such document, regarding the nature and scope thereof.

            (b) Without the prior consent of the Committee Parties, which consent shall not be unreasonably withheld or delayed, the Company shall not, and shall not permit any of its Affiliates or Agents to, issue any other press release, make any other public statement or announcement to any third party or disclose any information in any document filed with any government authority, in any such case regarding (i) the Special Meeting, the solicitation of proxies in connection therewith, the Letter Agreement or this Agreement, or (ii) other than in the ordinary course of business, the Committee Parties, in any case except as may be required by law, in which case the Company, or its Affiliates or Agents, as the case may be, shall consult with the Committee Parties, prior to making any such statement or filing any such document, regarding the nature and scope thereof.

         5.3 Non-Disparagement.

            (a) The Committee Parties shall not, and shall not permit any of their respective Affiliates or Agents to, publicly disparage, criticize or make any negative statements regarding the Company, the Company Board (or any members thereof), members of Company management (or any members thereof) or any Company policies, plans, practices or determinations. This clause (a) shall not apply to any analyst reports issued by B. Riley & Co., provided Bryant Riley and the other Committee Directors are not involved in any reports or comments by such analyst.

            (b) The Company shall not, and shall not permit any of its Affiliates or Agents to, publicly disparage, criticize or make any negative statements regarding the Committee (or any members thereof).

         5.4 Rights Agreement. As promptly as practicable following the date hereof, and in no event later than June 15, 2003, the Company shall take all action necessary to terminate that certain Rights Agreement, dated as of March 25, 1999, entered into between the Company and BankBoston, N.A., a national banking association, and all Rights issued thereunder. During the Standstill Period, the Company Board shall not adopt or otherwise implement a new or replacement shareholder rights plan without the consent of a majority of the Committee Directors then in office, which consent shall not be unreasonably withheld or delayed.

         5.5 Bylaws. During the Standstill Period, the Company will not amend its bylaws in any manner to impose any additional standards or conditions regarding the ability of directors to call, or otherwise make it more difficult to call, meetings of the Company Board.

         5.6 Change of Control Agreements. The parties hereby acknowledge that the change of control agreements between the Company and each of Tamer Husseini and Margaret Smith are valid and enforceable in accordance with their respective terms, and that the transactions and other arrangements contemplated pursuant to this Agreement constitute a "Change of Control" as such term is defined in each of such change of control agreements.

         5.7 Payment of Expenses. The Company shall reimburse the Committee for up to $275,000 of the expenses it incurred in connection with the Special Meeting and the solicitation of proxies in connection therewith, including, without limitation, reasonable legal fees and expenses, printing and mailing expenses, and other expenses incurred in connection with the solicitation of proxies for the Special Meeting.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         6.1 Representations and Warranties of the Company.

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

            (b) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder have been duly and validly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the Company to execute and deliver this Agreement or to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Company

Parties, constitutes a legal and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            (c) The execution and delivery of this Agreement by Company do not, and the performance by the Company of this Agreement will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of the Company, or (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company.

            (d) The execution and delivery of this Agreement by the Company do not, and the performance by the Company of this Agreement will not, require any material consent, approval, authorization or permit of, or material registration, filing with or notification to, any court, administrative agency or other governmental or regulatory authority, domestic or foreign.

         6.2 Representations and Warranties of the Committee Parties.

            (a) Each of the Committee Parties that is a legal entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

            (b) Each of the Committee Parties that is a legal entity has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of the Committee Parties that is a legal entity and the performance by each of the Committee Parties that is a legal entity of its obligations hereunder have been duly and validly authorized by all necessary action on the part of each such Committee Party, and no other proceedings on the part of any such Committee Party are necessary to authorize each such Committee Party to execute and deliver this Agreement or to perform its respective obligations hereunder. This Agreement has been duly and validly executed and delivered by each of the Committee Parties (whether or not an individual or legal entity) and, assuming the due authorization, execution and delivery by the Company, constitutes a legal and binding obligation of each of the Committee Parties, enforceable against each of them in accordance with its terms.

            (c) The execution and delivery of this Agreement by each of the Committee Parties do not, and the performance by each of the Committee Parties of this Agreement will not, (i) conflict with or violate the charter, bylaws or other organizational documents of any of the Committee Parties that is a legal entity, or (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to any of the Committee Parties.

            (d) The execution and delivery of this Agreement by each of the Committee Parties do not, and the performance by each of the Committee Parties of this Agreement will not, require any material consent, approval, authorization or permit of, or material registration, filing with or notification to, any court, administrative agency or other governmental or regulatory authority, domestic or foreign.

            (e) None of the Committee Parties or any of their respective Affiliates is a member of a 13D Group pertaining to the Company, except as has been disclosed on a Schedule 13D heretofore filed with the Securities and Exchange Commission. Except as has been disclosed on a Schedule 13D heretofore filed with the Securities and Exchange Commission, no person is a member of a 13D Group pertaining to the Company of which any of the Committee Parties or any of their respective Affiliates is a member.

            (f) Other than the Committee Shares, none of the Committee Parties or any of their respective Affiliates hold of record or beneficially any Voting Stock.

            (g) Each of the Committee Parties is executing this letter agreement in its, his or her capacity as a member of the Committee, and in its, his or her independent or individual capacity, as the case may be.

                                   ARTICLE VII
                                   DEFINITIONS

         7.1 Certain Definitions. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

            (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act; provided, however, that for all purposes of and under this Agreement, the Company and its Affiliates, on the one hand, and the Committee Parties and their respective Affiliates, on the other, shall not be deemed to be "Affiliates" of one another.

            (b) "Agent" shall mean, with respect to any person, any director, officer, employee of such person, and any financial, legal and other advisor of such person, and any representative, designee or other agent of such person.

            (c) Any person shall be deemed the "beneficial owner" of and shall be deemed to "beneficially own" and to have "beneficial ownership" of any securities:

               (i) which such person beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder (or any comparable or successor law or regulation);

               (ii) which a person has the right to acquire (whether such right is exercisable immediately of only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; or

               (iii) which are beneficially owned, directly or indirectly, by any other person (or any Affiliate thereof) with which a person has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting, or disposing of any securities of the Company.

            (d) "Committee Shares" means the shares of Company common stock owned of record or beneficially by any of the Committee Parties or any of their respective Affiliates as disclosed on a Schedule 13D heretofore filed with the Securities and Exchange Commission, which, in the aggregate, equals 1,862,275 shares of Company common stock, of which 596,600 shares are held by SACC Partners LP.

            (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (f) "person" shall mean an individual, corporation, limited liability company, general or limited partnership, unincorporated association, trust or other entity or organization, including, without limitation, a government or political subdivision or an agency or instrumentality thereof.

            (g) "Voting Stock" shall mean shares of the Company common stock and any other securities of the Company or its successor having the power to vote in the election of members of the Company Board or its successor.

            (h) "13D Group" means any group of persons formed for the purpose of acquiring, holding, voting or disposing of Voting Stock that would be required under Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D (a "Schedule 13D") pursuant to Rule 13d-1(a) of the rules and regulations promulgated under the Exchange Act or a Schedule 13G of the rules and regulations promulgated under the Exchange Act pursuant to Rule 13d-1(c) of the rules and regulations promulgated under the Exchange Act with the Securities and Exchange Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Voting Stock representing more than five percent (5%) of any class of Voting Stock then outstanding.

         7.2 Additional Definitions. For all purposes of and under this Agreement, the following respective terms shall have the respective meanings ascribed to them in the sections of this Agreement set forth opposite each such definition below:

         Defined Term                                               Section
         ------------                                               -------
         Agreement............................................      Preamble
         Committee............................................      Preamble
         Committee Director(s)................................      2.1
         Committee Parties....................................      Preamble
         Company..............................................      Preamble
         Company Board........................................      Recitals
         Confidential Information.............................      5.1

         Continuing Directors.................................      2.1
         Effective Time.......................................      2.1
         Exercise Period......................................      3.2(a)(ii)
         Existing Directors...................................      2.1
         Letter Agreement.....................................      Recitals
         Offered Price........................................      3.2(a)(i)
         Offered Shares.......................................      3.2(a)(i)
         parties..............................................      Preamble
         Proposed Transferee..................................      3.2(a)(i)
         Proposals............................................      Recitals
         ROFR Purchase Price..................................      3.2(a)(ii)
         Special Meeting......................................      Recitals
         Standstill Period....................................      3.1(a)
         Strategy Committee...................................      2.4
         Transfer.............................................      3.2(a)
         Transfer Notice......................................      3.2(a)(i)
         Unaffiliated Director................................      2.1

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1. Letter Agreement. This Agreement supersedes the Letter Agreement in its entirety, and the Letter Agreement is null, void and of no further force or effect.

         8.2. Governing Law. This Agreement is to be construed in accordance with and governed by the laws of the State of California without giving effect to the principles of conflicts of laws.

         8.3. Jurisdiction and Venue

            (a) Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state or federal court located in the State of California. Each party hereto (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of California (and each appellate court located in the State of California in connection with any such legal proceeding, including to enforce any settlement, order or award, (ii) agrees that each state and federal court located in the State of California shall be deemed to be a convenient forum, and (iii) waives and agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court.

            (b) Each party hereto agrees to the entry of an order to enforce any resolution, settlement, order or award made pursuant to this Section 8.3 by the state and federal courts located in the State of California and in connection therewith hereby waives, and agrees not to assert by way of motion, as a defense, or otherwise, any claim that such resolution, settlement, order or award is inconsistent with or violative of the laws or public policy of the laws of the State of California or any other jurisdiction.

         8.4 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

         8.5 SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES HERETO SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, IN ADDITION TO ANY OTHER REMEDY TO WHICH SUCH PARTIES MAY BE ENTITLED BY LAW OR EQUITY, AND ANY PARTY HERETO SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.

         8.6 Attorneys' Fees. In any action at law or suit in equity in relation to this Agreement, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

         8.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to a party under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

         8.8 Entire Agreement. This Agreement and the agreements referred to herein (to the extent referred to herein) constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

         8.9 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assignees. This Agreement may be assigned by the Company without the consent or other approval of the Committee Parties (or any of them). Except as otherwise provided herein, this Agreement may not be assigned by the Committee parties (or any of them) without the prior written consent of the Company.

         8.10 Amendment Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         8.11 Termination. This Agreement shall terminate and be of no further force or effect, without any action on the part of any of the parties hereto, in the event of a change of control of the Company, which shall be deemed to include, among other things, (i) any transaction or series of related transactions pursuant to which the shareholders of the Company prior to such transaction or series of transactions hold less than a majority of the voting power of the Company or any successor in interest thereto or less than a majority in interest of all or substantially all of the assets of the Company, and (ii) any transaction or series of related transactions pursuant to which the directors of the Company prior to such transaction or series of transactions constitute less than a majority of the members of the Company Board or the board of directors of any successor in interest thereto.

         8.12 Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be delivered personally, sent by facsimile, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):

         If to the Company:  Celeritek, Inc.
                             3236 Scott Boulevard
                             Santa Clara, CA 95054
                             Attention:  Chief Financial Officer
                             Telephone:  (408) 986-5060
                             Facsimile:  (408) 986-5080

         with a copy to:     Wilson Sonsini Goodrich & Rosati
                             Professional Corporation
                             650 Page Mill Road
                             Palo Alto, CA 94304
                             Attention: Larry W. Sonsini, Esq.
                                          John V. Roos, Esq.
                             Telephone:  (650) 493-9300
                             Facsimile:  (650) 493-6811

         If to any of the:
         Committee Parties:  Celeritek Shareholder Protective Committee
                             c/o B. Riley and Co., Inc.
                             11150 Santa Monica Blvd., Suite 750
                             Los Angeles, CA 90025

                             Attention:  Bryant R. Riley
                             Telephone:  (310) 966-1444
                             Facsimile:  (310) 966-1448

         with a copy to:     Paul, Hastings, Janofsky & Walker LLP
                             695 Town Center Drive
                             Seventeenth Floor
                             Costa Mesa, CA 92626
                             Attention:  Peter J. Tennyson, Esq.
                             Telephone:  (714) 668-6200
                             Facsimile:  (714) 979-1921

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given: (i) if delivered personally, when delivered, (ii) if sent by facsimile, upon confirmation of facsimile transfer, (iii) if sent by nationally-recognized overnight courier, 24 hours after the same has been deposited with such overnight courier, or (iv) if sent by registered or certified mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         8.13 Further Assurances. The parties hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request from time to time in order to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby. Neither the Company nor any of the Committee Parties shall voluntarily undertake any course of action inconsistent with satisfaction of the requirements applicable to them set forth in this Agreement and each shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as practicable the obligations herein and therein required to be performed by them.

         8.14 Facsimile; Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which may be executed by fewer than all of the parties hereto, each of which shall be fully enforceable against each of the other parties hereto actually executing such counterparts, and all of which together shall constitute one and the same instrument, enforceable against all of the parties hereto.

         8.15 Severability. In the event that any term or provision of this Agreement shall become, or is declared by a court of competent jurisdiction to be, illegal, unenforceable or void, this Agreement shall continue in full force and effect without said term or provision as close as possible to the intent of the parties hereto.

         8.16 Headings. The article and section headings set forth in this Agreement are included for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

         8.17 Full Knowledge; Independent Advice. This Agreement is entered into with full knowledge of any and all legal rights that the Company and the Committee Parties may have under applicable law. Each party hereto acknowledges that it has been represented by competent counsel in connection with the negotiation and preparation of this Agreement, and that it participated in the drafting of this Agreement, and therefore hereby agrees that any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement.

         8.18 No Duress. The Company and the Committee Parties hereby acknowledge and agree that they have entered into this Agreement without duress, in good faith and for sufficient consideration, and that it is fair, just and reasonable to all signatories hereto and their respective Affiliates.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                  THE COMPANY:

                                                  CELERITEK, INC.


                                                  By:  /s/ Tamer Husseini
                                                       -------------------------
                                                         Tamer Husseini
                                                         Chief Executive Officer

THE EXISTING DIRECTORS

(SIGNATORIES WITH RESPECT TO PARAGRAPHS
(B), (C), (D), (E), (H) AND (I) OF SECTION 3.1 ONLY):

/s/ Tamer Husseini
------------------------------------
TAMER HUSSEINI

/s/ Robert J. Gallagher
 -----------------------------------
ROBERT J. GALLAGHER

/s/ Charles P. Waite
------------------------------------
CHARLES P. WAITE

THE UNAFFILIATED DIRECTOR
(SIGNATORY WITH RESPECT TO PARAGRAPHS
(B), (C), (D), (E), (H) AND (I) OF SECTION 3.1 ONLY):

/s/ J. Michael Gullard
------------------------------------
J. MICHAEL GULLARD





                             [SETTLEMENT AGREEMENT]

THE COMMITTEE PARTIES:

SACC PARTNERS LP

By:  Riley Investment Management LLC,
its General Partner

By:      /s/ Bryant R. Riley
         -----------------------------------
         Bryant R. Riley, President

RILEY INVESTMENT MANAGEMENT LLC

By:      /s/ Bryant R. Riley
         -----------------------------------
         Bryant R. Riley, President

B. RILEY AND CO. INC.

By:      /s/ Bryant R. Riley
         -----------------------------------
         Bryant R. Riley, President

B. RILEY AND CO. HOLDINGS, LLC

By:      /s/ Bryant R. Riley
         -----------------------------------
         Bryant R. Riley, President

/s/ Bryant R. Riley
--------------------------------------------
BRYANT R. RILEY, AN INDIVIDUAL

BRICOLEUR CAPITAL MANAGEMENT LLC

By:      /s/ Robert M. Poole
         ---------------------------
         Robert M. Poole, Management
         Committee Member

                             [SETTLEMENT AGREEMENT]

/s/ Lloyd I. Miller
--------------------------------------------------------------------------------
LLOYD I. MILLER, III, AN INDIVIDUAL

/s/ Kevin Douglas, by Tim McGaw, his attorney-in-fact
--------------------------------------------------------------------------------
KEVIN DOUGLAS, AN INDIVIDUAL

/s/ James E. Douglas, III, by Tim McGaw, his attorney-in-fact
--------------------------------------------------------------------------------
JAMES E. DOUGLAS, III, AN INDIVIDUAL

DOUGLAS FAMILY TRUST

By:      /s/ James E. Douglas, Jr. Trustee, by Tim McGaw, his attorney-in-fact
         -----------------------------------------------------------------------
         James E. Douglas, Jr., Trustee

By:      /s/ Jean A. Douglas, Trustee, by Tim McGaw, her attorney-in-fact
         -----------------------------------------------------------------------
         Jean A. Douglas, Trustee

JAMES DOUGLAS AND JEAN DOUGLAS
IRREVOCABLE DESCENDANTS' TRUST

By:      /s/ Kevin Douglas, Trustee, by Tim McGaw, his attorney-in-fact
         -----------------------------------------------------------------------
         Kevin Douglas, Trustee

By:      /s/ Michelle Douglas, Trustee, by Tim McGaw, her attorney-in-fact
         -----------------------------------------------------------------------
         Michelle Douglas, Trustee






                             [SETTLEMENT AGREEMENT]